                                                                    EXHIBIT 10.3

                       FIRST AMENDMENT TO LOAN DOCUMENTS


        THIS FIRST AMENDMENT ("Amendment"), dated as of June 11, 1999, is entered into by and among CONEXANT SYSTEMS, INC. (the "Company"), each of the Subsidiaries party to the Credit Agreement as of the date hereof (the "Borrower Subsidiaries" and together with the Company, each a "Borrower" and collectively, the "Borrowers"), the Lenders, the Issuing Banks and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent for the Lenders (in such capacity, the "Collateral Agent", and together with the Administrative Agent, the "Agents").

                                    RECITALS.

        A. The Borrowers, Lenders, and Administrative Agent are parties to a certain Credit Agreement dated as of December 21, 1998 (the "Credit Agreement") pursuant to which the Lenders have agreed to extend credit to the Borrower.

        B. The Company has requested that the Lenders amend certain provisions of the Credit Agreement and the Security Agreement and Mortgages referred to therein.

        C. The parties are willing to amend and modify the Credit Agreement, the Security Agreement and the Mortgages subject to the terms and conditions of this Amendment.

        NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement, as amended.

        2. Amendment of the Credit Agreement.

               (a) The Credit Agreement is hereby amended by deleting Section 2.13(b) in its entirety and inserting the following in lieu thereof:

                      (b) Not later than the six month anniversary of the date
                on which the Company or its Subsidiaries receives Net Cash Proceeds in respect of any Asset Sale in any fiscal year in which such Net Cash Proceeds, when added to the Net Cash Proceeds of all prior Asset Sales which have occurred during such fiscal year, exceeds 10% of the Company's Net Worth as of the Company's immediately preceding fiscal year end (to the extent the requirements of Section 6.5(b)(v) have been waived or modified to permit such Asset Sale), unless the Company shall have (1) given the Administrative Agent written notice (within the 6 month period ending on such anniversary date) of the Company's intention to reinvest such Net Cash Proceeds (or a portion thereof) to purchase assets (not consisting of Permitted Investments) for the Company or its Subsidiaries and (2) the Company reinvests such Net Cash Proceeds to purchase assets (not consisting of Permitted Investments) for the Company or its Subsidiaries within such 6 month period, the Total Revolving Commitment shall be reduced on a dollar for dollar basis by the amount of such Net Cash Proceeds or portion thereof not used to purchase such assets.

               (b) The Credit Agreement is further amended by deleting Section 2.13(d) in its entirety and inserting the following in lieu thereof:

                      (d) In the event that there shall occur any Casualty or
               Condemnation, unless the Company shall have (1) given the Administrative Agent written notice (within 6 months after the occurrence of such Casualty or Condemnation) of the Company's intention to reinvest such Net Cash Proceeds (or a portion thereof) to rebuild, replace, repair or restore any property affected by such Casualty or Condemnation, or otherwise to purchase assets (not consisting of Permitted Investments) for the Company or any of its Subsidiaries using Net Cash Proceeds received by or on behalf of the Company or its Subsidiaries as a result of such Casualty or Condemnation and (2) pursued such rebuilding, replacement, repair, restoration or purchase in a commercially reasonable manner within 6 months of receiving such Net Cash Proceeds, the Total Revolving Commitment shall be reduced on a dollar for dollar basis for any Net Cash Proceeds received by or on behalf of the Company or its Subsidiaries as a result of such Casualty or Condemnation which have not been identified by the Company in the notice provided in clause (1) hereof as intended for use to rebuild, replace, repair, restore or purchase property as herein provided.

               (c) The Credit Agreement is further amended by deleting from
Section 5.11(b)(ii) each reference to "$1,000,000" and substituting therefor "$5,000,000" in each such place.

               (d) The Credit Agreement is further amended by deleting clause
(xi) of Section 6.4(b) and inserting the following in lieu thereof:

                       (xi) Investments made with the Net Cash Proceeds from
               issuance of equity securities or Convertible Debt of the Company within 6 months of receipt of such Net Cash Proceeds; provided that such issuance is made in connection with and for the express purpose of making the specific Investment then being made;

               (e) The Credit Agreement is further amended by adding in clause
(xiii) of Section 6.4(b) the following:



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                      (1) at the beginning of clause (y)(A), immediately
               preceding the first "the" in such clause, the phrase, "except as provided in the last sentence of this Section 6.4(b)(xiii)," and

                      (2) at the end of Section 6.4(b)(xiii), the following
               sentence:

                      "Notwithstanding any contrary provision in clause (y)(A) of this Section 6.4(b)(xiii), the Company shall have no obligation to deliver a certificate certifying the information set forth in clause (y)(A) in respect of any Investment in a Related Business which has an Acquisition Cost of less than $10,000,000 until the first to occur of
                      (i) the aggregate Acquisition Cost of all such Investments for which no certificate has been delivered pursuant to clause (y)(A) exceeds $25,000,000, or (ii) the Company makes such an Investment with an Acquisition Cost equal to or greater than $10,000,000, at which time the Company shall deliver the certificate certifying the information set forth in clause (y)(A) on a combined basis for all such Investments in a Related Business for which no certificate has previously been delivered pursuant to such clause."

               (f) The Credit Agreement is further amended by adding at the beginning of clause (C) of Section 6.5(a)(i), immediately preceding the first "the" in such clause, the following:

                "any Foreign Subsidiary may merge into or consolidate with any other Foreign Subsidiary and (D)"

               (g) The Credit Agreement is further amended by deleting from
Section 6.9 the reference to "September 30" and substituting therefor "September 30 or the Friday closest to September 30".

               (h) The Credit Agreement is further amended by deleting Section
6.10 and inserting the following in lieu thereof:

                      Section 6.10. Capital Expenditures. Permit the aggregate
               amount of Consolidated Capital Expenditures made by the Company and the Subsidiaries, taken as a whole, in the fiscal year of the Company ending in calendar year 1999 to exceed $225,000,000, in the fiscal year of the Company ending in calendar year 2000 to exceed $275,000,000 and in the fiscal year of the Company ending in calendar year 2001 to exceed $300,000,000. If the full amount of Consolidated Capital Expenditures permitted in any fiscal year are not made, the unused allowance may be carried forward to the next fiscal year (but not to any subsequent fiscal year).



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               (i) The Credit Agreement is further amended by deleting Section
6.14 in its entirety and inserting the following in lieu thereof:

                      Section 6.14 Minimum Cash Balance. Permit, at any time on
               or after March 31, 1999, the sum of (x) the Company's balance of readily available unencumbered (other than any Lien created under the Loan Documents, customary banker's liens and rights of setoff) cash on deposit or similar accounts plus (y) the fair market value of all Permitted Investments of the Company not subject to a Lien (other than any Lien created under the Loan Documents, customary broker's liens and rights of setoff unrelated to margin activity) to be less than $75,000,000 as at the last day of any fiscal quarter of the Company.

        3.     Amendment of the Security Agreement.

               (a) Section 3.2(a) of the Security Agreement is hereby amended by deleting in the fourth parenthetical of the second sentence thereof the reference to "$20,000,000" and substituting therefor "$75,000,000".

               (b) Section 4.1(a) of the Security Agreement is hereby amended by deleting from clause (ii) thereof each reference to "$1,000,000" and substituting therefor "$5,000,000" in each such place.

               (c) Section 4.9 of the Security Agreement is hereby amended by deleting the last sentence and substituting therefor the following sentence:

               "Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory to be in the possession or control of any warehouseman, bailee, agent or processor that is not a Grantor unless either (x) the value of all Inventory (as shown in the consolidated financial statements of the Company and its Subsidiaries) as of the end of any fiscal quarter that is in the possession or control of such warehouseman, bailee, agent or processor does not exceed an amount equal to 20% of the aggregate value of all Inventory (as shown in such consolidated financial statements of the Company and its Subsidiaries) as of the end of such quarter, or (y) such warehouseman, bailee, agent or processor shall have been (or shall promptly be) notified of the Security Interest and such Grantor shall have taken (or shall promptly take) all commercially reasonable steps necessary to obtain the agreement from such warehouseman, bailee, agent or processor in writing to hold the Inventory subject to the Security Interest and the instructions of the Collateral Agent and to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise."

        4. Amendment of the Mortgages.

               (a) Section 1.7(a) of each Mortgage is hereby amended by deleting the



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reference therein to "$10,000" and substituting therefor "$5,000,000".

               (b) Section 1.7(b) of each Mortgage is hereby amended by deleting the reference therein to "$1,000,000" and substituting therefor "$10,000,000".

        5. Representations and Warranties. The Borrowers hereby represent and warrant to the Administrative Agent and the Lenders as follows:

               (a) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.

               (b) The execution, delivery and performance by the Borrowers of this Amendment has been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person in order to be effective and enforceable. Each of the Credit Agreement, the Security Agreement and the Mortgages as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrowers parties thereto, enforceable against them in accordance with its respective terms.

               (c) All representations and warranties of the Borrowers contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof and as though applied to the Credit Agreement as herein amended, except to the extent such representations and warranties expressly relate to an earlier date.

               (d) The Borrowers are entering into this Amendment on the basis of their own investigation and for their own reasons, without reliance upon the Agents, the Lenders or any other Person.

        6. Effectiveness Date. This Amendment shall become effective as of the date (the "Closing Date") as of which the Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent:

               (a) Counterparts (or if elected by the Administrative Agent, an executed facsimile copy) of this Amendment executed by (x) in the case of
Section 2, the Required Lenders, the Borrowers and the Administrative Agent, (y) in the case of Section 3, the Persons referred to in clause (x), the Subsidiaries that are parties to the Security Agreement and the Collateral Agent and (z) in the case of Section 4, the respective parties to each Mortgage, the Required Lenders, the Administrative Agent and the Collateral Agent, together with a Guarantor Acknowledgment and Consent in the form attached hereto (the "Acknowledgment") executed by the Company and the Subsidiary Guarantors; and

               (b) Evidence of payment of all unpaid fees and expenses of counsel to the Administrative Agent (McDermott, Will & Emery) which have been incurred and billed pursuant to Section 9.5 of the Credit Agreement and Section 8 of this Agreement.



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        7. Reservation of Rights. The Borrowers acknowledge and agree that the execution and delivery by the Agents and the Lenders of this Amendment, shall not be deemed (i) to create a course of dealing or otherwise obligate the Administrative Agent or the Lenders to forbear or execute similar amendments under the same or similar circumstances in the future, or (ii) to amend, relinquish or impair any right of the Agents or the Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

        8.     Miscellaneous.

               (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement, the Security Agreement and the Mortgages are and shall remain in full force and effect and all references therein to such Credit Agreement, the Security Agreement and the Mortgages shall henceforth refer to the Credit Agreement, the Security Agreement and the Mortgages as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement, the Security Agreement and the Mortgages, as applicable.

               (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

               (c) This Amendment shall be governed by and construed in accordance with the law of the State of New York.

               (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or a Borrower shall bind such Lender or such Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

               (e) This Amendment, together with the Credit Agreement and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of
Section 9.8 of the Credit Agreement.



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
               (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, the Security Agreement or the Mortgages, respectively.

               (g) The Borrowers covenant to pay to or reimburse the Administrative Agent, upon demand, for all reasonable costs and expenses (including costs of its outside legal counsel and allocated costs of in-house counsel) actually incurred by the Administrative Agent in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

               (a) The Borrowers (and each Guarantor by execution of the Acknowledgement) confirm that the Security Documents secure the Obligations under the Credit Agreement as amended. Each Guarantor by execution of the Acknowledgment confirms that the benefit of such Guarantor's Company Guarantee Agreement or Subsidiary Guarantee Agreement, as applicable, applies to all Obligations under the Credit Agreement as amended.



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
               IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                                       CONEXANT SYSTEMS, INC.


                                       By: /s/ Kerry K. Petry
                                           -------------------------------------
                                           Name: Kerry K. Petry
                                           Title: Vice President and Treasurer

                                       CONEXANT SYSTEMS WORLDWIDE, INC.


                                       By: /s/ Kerry K. Petry
                                           -------------------------------------
                                           Name: Kerry K. Petry
                                           Title: Treasurer

                                       BROOKTREE CORPORATION


                                       By: /s/ Kerry K. Petry
                                           -------------------------------------
                                           Name: Kerry K. Petry
                                           Title: Treasurer

                                       BROOKTREE WORLDWIDE SALES CORPORATION


                                       By: /s/ Kerry K. Petry
                                           -------------------------------------
                                           Name: Kerry K. Petry
                                           Title: Treasurer

                                       CONEXANT SYSTEMS FRANCE S.A.S.


                                       By: /s/ Ugolini Marc
                                           -------------------------------------
                                           Name: Ugolini Marc
                                           Title: President



                                       CONEXANT SYSTEMS U.K. LIMITED


                                       By: /s/ Kerry K. Petry
                                           -------------------------------------
                                           Name: Kerry K. Petry
                                           Title: Treasurer



                                       CONEXANT SYSTEMS HOLDINGS LIMITED


                                       By: /s/ Kerry K. Petry
                                           -------------------------------------
                                           Name: Kerry K. Petry
                                           Title: Treasurer

                                       CREDIT SUISSE FIRST BOSTON,
                                       individually and as Administrative Agent,
                                       Collateral Agent and Swingline Lender



                                       By: /s/ Chris T. Horgan
                                           -------------------------------------
                                           Name: Chris T. Horgan
                                           Title: Vice President


                                       By: /s/ Kristin Lepri
                                           -------------------------------------
                                           Name: Kristin Lepri
                                           Title: Associate


                                       UNION BANK OF CALIFORNIA, N.A.
                                       as a Lender



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       BANK POLSKA KASA OPIEKI, S.A.-PEKAO S.A.
                                       GROUP, NEW YORK BRANCH,
                                       as a Lender



                                       By: /s/ Harvey Winter
                                           -------------------------------------
                                           Name: Harvey Winter
                                           Title: Vice President

                                       BANQUE NATIONALE DE PARIS,
                                       as a Lender



                                       By: /s/ C. Bettles
                                           -------------------------------------
                                           Name: C. Bettles
                                           Title: Sr. Vice President & Manager

                                       By: /s/ James P. Culhane
                                           -------------------------------------
                                           Name: James P. Culhane, CFA
                                           Title: Assistant Vice President


                                       COMERICA WEST INCORPORATED,
                                       as a Lender



                                       By: /s Emmanuel Skevofilax
                                           -------------------------------------
                                           Name: Emmanuel Skevofilax
                                           Title: Vice President

                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                       as a Lender



                                       By: /s/ Mark A. Isley
                                           -------------------------------------
                                           Name: Mark A. Isley
                                           Title: First Vice President


                                       KEYBANK NATIONAL ASSOCIATION,
                                       as a Lender



                                       By: /s/ Thomas A. Crandall
                                           -------------------------------------
                                           Name: Thomas A. Crandall
                                           Title: Vice President

                                       NATIONAL BANK OF CANADA,
                                       as a Lender


                                       By: /s/ John Curry
                                           -------------------------------------
                                           Name: John Curry
                                           Title: Vice President

                                       By: /s/ R.A. McKerroll
                                           -------------------------------------
                                           Name: R.A. McKerroll
                                           Title: Vice President

                                       TRANSAMERICA COMMERCIAL FINANCE
                                       CORPORATION,
                                       as a Lender



                                       By: /s/ Andrew E. Kefsa
                                           -------------------------------------
                                           Name: Andrew E. Kefsa
                                           Title: Vice President


                                       CHIAO TUNG BANK,
                                       as a Lender



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       HAMILTON BANK,
                                       as a Lender

                                       By: /s/ J.C. Bemaci
                                           -------------------------------------
                                           Name: J.C. Bemaci
                                           Title: President

                                       By: /s/ Hector F. Ramirez
                                           -------------------------------------
                                           Name: Hector F. Ramirez
                                           Title: Senior Vice President

                                       IBM CREDIT CORPORATION,
                                       as a Lender



                                       By: /s/ Salvatore Grasso
                                           -------------------------------------
                                           Name: Salvatore Grasso
                                           Title: Manager Credit Operations

                                       UBS AG, STAMFORD BRANCH,
                                       as a Lender



                                       By: /s/ Robert H. Riley III
                                           -------------------------------------
                                           Name: Robert H. Riley III
                                           Title: Executive Director


                                       By: /s/ Leo [Last Name Illegible]
                                           -------------------------------------
                                           Name: Leo [Last Name Illegible]
                                           Title: Director

                            GUARANTOR ACKNOWLEDGMENT
                                   AND CONSENT


        The undersigned, each a guarantor or third party pledgor with respect to the Borrowers' obligations to the Agents and the Lenders under the Credit Agreement, each hereby (i) acknowledges and consents to the execution, delivery and performance by the Company and the Borrower Subsidiaries of the foregoing First Amendment to Credit Agreement ("Amendment"), and (ii) reaffirm and agree that the respective guaranty, pledge agreement or security agreement to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Administrative Agent or the Collateral Agent and the Lenders in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim. (Capitalized terms used herein have the meanings specified in the Amendment.)

                                       GUARANTORS

                                       CONEXANT SYSTEMS, INC.
                                       CONEXANT SYSTEMS WORLDWIDE, INC
                                       BROOKTREE CORPORATION
                                       BROOKTREE WORLDWIDE SALES CORPORATION

Dated:  June 11, 1999                  By: /s/ Kerry K. Petry
                                           -------------------------------------

                                       Title: Treasurer
                                              ----------------------------------